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                                                                   EXHIBIT 10.36


                             FIFTH AMENDMENT TO THE
                 PER-SE TECHNOLOGIES DEFERRED COMPENSATION PLAN

         THIS FIFTH AMENDMENT, is made as of December 31, 2000, by PER-SE TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor");

                              W I T N E S S E T H:

         WHEREAS, the Primary Sponsor adopted the Medaphis Deferred Compensation Plan (the "Plan") by indenture originally dated April 1, 1995 and the Plan was last amended as of January 20, 2000; and

         WHEREAS, the Primary Sponsor wishes to amend the Plan to the Plan to freeze benefits under the Plan as of December 31, 2000.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of December 31, 2000, as follows:

         1.       By adding the following new Plan Section 2.5 to the Plan:

                           "2.5 Notwithstanding any other provision of this
                  Article 2, no Employee shall commence or recommence participation in the Plan on or after December 31, 2000."

         2.       By adding the following new Plan Section 3.7 to the Plan:

                           "3.7 Notwithstanding any other provision of the Plan,
                  a Member may not elect to make deferrals under Section 3.1 after December 31, 2000 and the Plan Sponsor will not credit matching contributions to a Member's account after December 31, 2000."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Fifth Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has caused this Fifth Amendment to be executed on the day and year first above written.

                                        PER-SE TECHNOLOGIES, INC.



                                        By: /s/ Philip M. Pead
                                           -----------------------------------
                                           Philip M. Pead
                                           President and Chief Executive Officer
ATTEST:



By: /s/ Robert Q. Jones, Jr.
   -------------------------------
   Robert Q. Jones, Jr.
   Assistant Secretary